[HATTERAS INCOME SECURITIES, INC. LOGO HERE]




                                                                   Annual Report

                                                                 To Shareholders
                                                               December 31, 1998

              NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

   SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 NATIONSBANK AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
-------------------------------------------------------------------------------

DEAR SHAREHOLDER:

I am pleased to present the Hatteras Income Securities, Inc. (the "Company") Annual Report to Shareholders for the year ended December 31, 1998.

INVESTMENT OBJECTIVE

The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek to provide high monthly income consistent with prudent investment risk.

PERFORMANCE UPDATE*

One year ago, after a tumultuous ending to 1997, fixed income investors were hopeful that 1998 would be calmer. After all, the last half of 1997 included considerable turmoil, mostly centered in Asia. Wishful thinking -- 1998 proved to be one of the most challenging years in recent history.

The first six months of 1998 did provide a less volatile environment. With fewer international headlines on which to focus, the financial markets centered their gaze on the U.S. economy which continued to chug along at an impressive pace. The strength shown by the economy was particularly striking considering this was the eighth year of the current economic expansion. The calm ended in August. August will be remembered as the defining month of 1998 for the fixed income markets. Investors' attention was refocused on international events as the dominos began falling with Russia's default on its outstanding debt. Market psychology turned dour, and liquidity all but disappeared from the market. Fixed income investors flocked to U.S. Treasuries, in not so much a "flight to quality" as a "flight to liquidity." Added to the mix were the activities of hedge funds as they sought to unwind unprofitable positions. The capital markets had virtually closed.

As a result of the desire for liquidity, the spread in yields between the current U.S. Treasury and previously issued Treasury bonds rose to extreme levels. Treasuries were the only sector of the fixed income market to perform well; all other sectors were pummeled. In August, corporate bonds had their worst month since 1990, underperforming Treasuries by 266 basis points (100 basis points equals 1%). At the end of August, all spread sectors were badly underperforming Treasuries for the year. (Spread sectors refer to those sectors of the bond market which trade at a yield premium over comparable maturity Treasury bonds. Examples of spread sectors are corporate bonds, mortgage-backed securities and asset-backed securities.)

The Federal Reserve Board (the "Fed") reacted to the crisis in investor confidence by reducing the Federal Funds rate by 25 basis points in late September, and then by another 25 basis points only three weeks later. The impact of the first cut on market stability was minimal, but the second cut, which came as a surprise to the markets, eased jittery nerves. The Fed followed up with a third reduction in rates in mid-November, which reduced the Federal Funds rate to 4.75%. The markets were much calmer in November and December, and the spread sectors staged a strong rally. Even with this year-end rally, all spread sectors underperformed Treasury bonds by substantial amounts for the year.

During the course of 1998, interest rates declined approximately 100 basis points across all bond maturities. Much of this decline can be attributed to the huge downward move in interest rates during the third quarter. Rates actually moved higher during the fourth quarter, as the Fed's move to provide liquidity and calm the markets reversed the flight-to-quality bid. Long-term bond yields began the year at 5.92% before falling to 5.09% at year-end. In this volatile year, the Company posted a positive return of 7.27% based on its net asset value ("NAV") compared to 6.58% for the Lipper Closed-end Investment Grade Bond Funds Average.**

Of course, a true measure of the Company's success is performance over longer time horizons. Over the five year period ended December 31, 1998, the Fund has delivered an average annual return of 7.22%, compared with the Lipper Closed-end Investment Grade Bond Funds average return of 7.43%.

In addition, an important component of total return is income and, with a current monthly dividend rate of $0.085 cents per share, Hatteras Income Securities has an annualized yield of 6.32% based on the closing NAV of $16.14 on December 31, 1998. This is a very competitive yield on the portfolio, given the current level of rates.

MARKET OUTLOOK

Going into 1999, we are optimistic that while economic growth may slow, the Company should benefit from its overweighting of corporate bonds through both income and capital appreciation. In our view, longer-term values are attractive in the corporate bond market, with overall credit quality measures remaining high. In summary, we begin the year with a belief that the economic expansion will continue, providing a positive backdrop for both the investment grade and high yield corporate bond markets.

We remain confident in pursuing the Company's investment objective of high monthly income consistent with prudent investment risk and thank you for your continued support.


Sincerely,

[ROBERT H. GORDON SIGNATURE HERE]




ROBERT H. GORDON
President
December 31, 1998


      *The past performance information quoted represents past performance which is not an indication of future results.

     **The Lipper Closed-end Investment Grade Bond Funds Universe includes 16 funds. Lipper Inc. is an independent monitor of closed-end fund performance.

                       HATTERAS INCOME SECURITIES, INC.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 1998



  Principal                                                  Moody's         S&P             Market
   Amount                                                    Rating          Rating           Value
                                                              (Unaudited)     (Unaudited)
CORPORATE BONDS AND NOTES -- 56.7%
               BANKING AND FINANCE -- 9.0%
 $  500,000    Amsouth Bank of Alabama
               6.450% 02/01/18 ...........................   A1              A-            $  519,430
    500,000    FCB/NB Capital Trust I
               8.050% 03/01/28 ...........................   Baa3            BB+              522,532
    500,000    Golden State Escrow Corporation
               6.750% 08/01/01 ...........................   Ba1             BB+              492,814
    750,000    Great Western Financial
               8.206% 02/01/27 ...........................   A3              BBB-             819,102
    500,000    Lehman Brothers Inc.
               11.625% 05/15/05 ..........................   Baa1            A                630,794
    550,000    Union Planters Trust
               6.500% 03/15/18 ...........................   Baa1            BBB              559,439
  1,000,000    Western Financial Savings Bank, Sub. Deb.,
               8.500% 07/01/03 ...........................   B1              BB+              818,330
    500,000    Wilmington Trust
               6.625% 5/1/08 .............................   Baa2            A-               518,047
                                                                                           ----------
               Total Banking and Finance:                                                   4,880,488
                                                                                           ----------
               CONTAINERS -- 1.5%
    750,000    BWAY Corporation, Sr. Note,
               10.250% 04/15/07 ..........................   B2              B                787,500
                                                                                           ----------
               ELECTRIC UTILITY --  3.3%
    750,000    Dominion Capital, Sr. Note,
               7.830% 12/01/27 ...........................   Baa1            BBB+             791,881
  1,000,000    Niagara Mohawk Power
               7.125% 07/01/01 ...........................   Ba2             BB+            1,019,848
                                                                                           ----------
               Total Electric Utility:                                                      1,811,729
                                                                                           ----------
               ENERGY -- 4.5%
    800,000    Barrett Resources Corporation, Notes,
               7.550% 02/01/07 ...........................   Ba1             BB+              769,999
    700,000    Occidental Petroleum Corporation, Sr. Deb.,
               10.125% 09/15/09 ..........................   Baa2            BBB              874,192
    800,000    PDV America Inc.,
               7.875% 08/01/03 ...........................   Baa3            BB-              807,373
                                                                                           ----------
               Total Energy:                                                                2,451,564
                                                                                           ----------

                       HATTERAS INCOME SECURITIES, INC.

                               December 31, 1998


  Principal                                                 Moody's         S&P             Market
   Amount                                                   Rating          Rating           Value
                                                             (Unaudited)     (Unaudited)
               FINANCIAL/BROKERAGE -- 3.3%
 $  775,000    Morgan Stanley Finance plc,
               8.030% 02/28/17 ..........................   A2              A-            $  879,568
    835,000    Paine Webber Group, Inc., Notes,
               7.625% 10/15/08 ..........................   Baa1            BBB+             892,471
                                                                                          ----------
               Total Financial/Brokerage:                                                  1,772,039
                                                                                          ----------
               GAS -- 2.0%
  1,000,000    Louis Dreyfus Natural Gas Corporation,
               Sr. Sub note,
               9.250% 06/15/04 ..........................   Ba3             BB+            1,081,911
                                                                                          ----------
               HEALTH CARE -- 3.3%
    600,000    Genesis Health Ventures Inc.,
               9.250% 10/01/06 ..........................   B2              B-               564,000
    500,000    Quorum Health Group, Inc.,
               8.750% 11/01/05 ..........................   Ba3             BB-              477,500
    750,000    Tenet Healthcare Corporation, Sr. Notes,
               8.000% 01/15/05 ..........................   Ba1             BB               774,375
                                                                                          ----------
               Total Health Care:                                                          1,815,875
                                                                                          ----------
               INDUSTRIAL -- 9.5%
    500,000    Alaris Medical Systems
               9.750% 12/1/06 ...........................   B3              B-               510,000
    500,000    Beckman Instruments
               7.050% 6/1/26 ............................   Ba1             NR               499,668
    500,000    Coltec Industries
               7.500% 4/15/08 ...........................   Ba2             BB               530,000
    500,000    Enterprise Rent A Car
               6.625% 2/15/05 ...........................   Baa2            BBB              497,350
    500,000    Fisher Scientific International, Sr. Note,
               7.125% 12/15/05 ..........................   B1              B+               469,065
    650,000    Owens Illinois
               7.150% 5/15/05 ...........................   Ba1             BB+              658,938
    525,000    Raytheon Co.
               7.375% 07/15/25 ..........................   Baa1            BB-              543,251
    600,000    USA Waste Services, Inc.,
               7.125% 12/15/17 ..........................   Baa3            BBB              623,766
    750,000    Zurich Capital Trust
               8.376% 06/01/37 ..........................   Aa2             AA               832,327
                                                                                          ----------
               Total Industrial:                                                           5,164,365
                                                                                          ----------

                       HATTERAS INCOME SECURITIES, INC.

                               December 31, 1998


  Principal                                                    Moody's         S&P              Market
   Amount                                                      Rating          Rating           Value
                                                                (Unaudited)     (Unaudited)
               INSURANCE -- 3.2%
 $  800,000    Conseco Inc., Sr. Note,
               8.700% 11/15/26 .............................   Ba2             BBB-          $   742,662
  1,000,000    Leucadia National Corporation, Sr. Sub. Note,
               8.250% 06/15/05 .............................   Ba1             BBB             1,012,873
                                                                                             -----------
               Total Insurance:                                                                1,755,535
                                                                                             -----------
               MEDIA AND CABLE -- 8.2%
    700,000    Jones Intercable, Inc., Sr. Note,
               9.625% 03/15/02 .............................   Ba2             BB                752,500
    750,000    Primedia Inc
               7.625% 04/01/08** ...........................   Ba3             BB-               746,250
  1,000,000    Rogers Cablesystems Limited, Deb.,
               10.000% 12/01/07 ............................   Ba3             BB+             1,120,000
  1,025,000    Time Warner Incorporated
               9.125% 01/15/13 .............................   Baa3            BBB-            1,297,874
    500,000    Viacom Inc., Sr. Note,
               8.250% 08/01/22 .............................   Ba2             BB+               531,121
                                                                                             -----------
               Total Media and Cable:                                                          4,447,745
                                                                                             -----------
               PAPER & FOREST PRODUCTS -- 1.7%
    750,000    Georgia-Pacific,
               9.500% 12/01/11 .............................   Baa2            BBB-              938,730
                                                                                             -----------
               PUBLISHING -- 1.7%
    750,000    News America Holdings Inc., Sr. Deb.,
               10.125% 10/15/12 ............................   Baa3            BBB               893,277
                                                                                             -----------
               TELECOMMUNICATIONS -- 3.8%
  1,000,000    GTE Corporation, Sr. Deb.,
               7.900% 02/01/27 .............................   Baa1            A               1,112,262
    650,000    Martin Marietta Technology
               7.750% 04/15/23 .............................   A3              BBB+              692,580
    250,000    Paramount Communications
               7.500% 07/15/23 .............................   Ba2             BB+               255,997
                                                                                             -----------
               Total Telecommunications:                                                       2,060,839
                                                                                             -----------
               TRANSPORTATION -- 1.7%
    750,000    Federal Express Corporation, Note,
               9.650% 06/15/12 .............................   Baa2            BBB               924,610
                                                                                             -----------
               Total Corporate Bonds and Notes:
               (Cost $30,502,683)...........................                                  30,786,207
                                                                                             ===========

                       HATTERAS INCOME SECURITIES, INC.

                               December 31, 1998


  Principal                                                Moody's         S&P              Market
   Amount                                                  Rating          Rating           Value
                                                            (Unaudited)     (Unaudited)
MUNICIPAL BONDS -- 1.2%
 $  650,000    Massachusetts State Port Authority
               6.350% 07/01/07 (Cost $647,316)..........   Aa3             AA-           $   675,934
                                                                                         -----------
FOREIGN BONDS AND NOTES -- 0.7%
    500,000    United Mexican States
               6.250% 12/31/19 (Cost $360,000)..........   Ba2             BB                388,750
                                                                                         -----------
MORTGAGE-BACKED SECURITIES -- 14.2%
               FEDERAL HOME LOAN MORTGAGE
               CERTIFICATES -- 1.2%
    568,466    7.000% 07/01/28 .........................                                     579,664
     55,660    9.250% 08/01/08 .........................                                      58,575
                                                                                         -----------
               Total:                                                                        638,239
                                                                                         -----------
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION CERTIFICATES -- 9.8%
  3,213,508    6.500% 07/01/11 -- 05/01/27 .............                                   3,245,244
  1,457,517    7.000% 06/01/11 -- 05/01/28 .............                                   1,487,773
    197,289    8.000% 01/01/28 .........................                                     204,256
    109,609    9.000% 05/01/27 .........................                                     115,843
    259,354    9.250% 09/01/10 .........................                                     275,442
                                                                                         -----------
               Total:                                                                      5,328,558
                                                                                         -----------
               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION CERTIFICATES -- 3.2%
  1,029,133    8.000% 09/15/24 .........................                                   1,069,012
    534,142    9.000% 04/15/09 -- 12/15/16 .............                                     569,863
     78,524    9.500% 07/15/09 .........................                                      84,732
                                                                                         -----------
               Total:                                                                      1,723,607
                                                                                         -----------
               Total Mortgage-Backed Securities:
               (Cost $7,283,496)........................                                   7,690,404
                                                                                         ===========
U.S. TREASURY OBLIGATIONS -- 25.1%
               United States Treasury Bonds:
    200,000    8.125% 05/15/21 .........................                                     270,312
  4,965,000    12.000% 08/15/13 ........................                                   7,590,244
               United States Treasury Notes:
  4,000,000    13.750% 08/15/04 ........................                                   5,745,000
                                                                                         -----------
               Total U.S. Treasury Obligations:
               (Cost $13,382,206).......................                                  13,605,556
                                                                                         ===========

                       HATTERAS INCOME SECURITIES, INC.

                               December 31, 1998


                                                        Market
                                                         Value
                                                    --------------
        TOTAL INVESTMENTS
        (Cost $52,175,701*).........  97.9%         $53,146,851


        OTHER ASSETS AND LIABILITIES
        (Net) ......................   2.1%           1,146,677
                                                      ---------


        NET ASSETS .................   100.0%       $54,293,528
                                      ======        ===========

----------
*  Aggregate cost for federal tax purposes.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       HATTERAS INCOME SECURITIES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998


ASSETS:
  Investment in securities, at value (Note 1) .........................................    $ 53,146,851
  Cash ................................................................................         164,348
  Interest receivable .................................................................       1,062,431
  Prepaid expenses and other assets ...................................................          19,911
                                                                                           ------------
      Total assets ....................................................................      54,393,541
                                                                                           ------------
LIABILITIES:
  Management and advisory fees payable (Note 4) .......................................          26,717
  Accrued legal and audit fees ........................................................          19,600
  Transfer agent fees payable .........................................................          11,787
  Accrued expenses ....................................................................          41,909
                                                                                           ------------
      Total Liabilities ...............................................................         100,013
                                                                                           ------------
NET ASSETS (equivalent to $16.14 per share based on 3,363,512 shares of capital stock
  outstanding) ........................................................................    $ 54,293,528
                                                                                           ============
Investments, at cost ..................................................................    $ 52,175,701
                                                                                           ============
                                  NET ASSETS CONSIST OF:
CAPITAL STOCK -- $1.00 par value (shares authorized, 5,000,000)........................    $  3,363,512
  Paid-in capital .....................................................................      51,162,365
  Undistributed net investment income (Note 1) ........................................         127,622
  Accumulated net realized loss on investments (Note 3) ...............................      (1,331,121)
  Net unrealized appreciation of investments ..........................................         971,150
                                                                                           ------------
NET ASSETS ............................................................................    $ 54,293,528
                                                                                           ============

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.


                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1998


INVESTMENT INCOME:
 Interest .......................................................................                 $4,237,416
                                                                                                  ----------
EXPENSES:
 Management and investment advisory (Note 4) ....................................    309,065
 Transfer agent .................................................................     61,805
 Directors ......................................................................     24,999
 Legal and audit ................................................................     30,350
 Custody (Note 4) ...............................................................     12,250
 Printing .......................................................................     26,649
 New York Stock Exchange Annual Registration ....................................     16,283
 Miscellaneous ..................................................................     19,619
                                                                                     -------
   Total expenses ...............................................................    501,020
 Fees reduced by credit allowed by custodian (Note 4) ...........................     (6,706)
                                                                                     -------
   Net expenses .................................................................    494,314
                                                                                     -------
NET INVESTMENT INCOME ...........................................................                  3,743,102
                                                                                                  ----------
REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS (Note 2):
 Net realized gain on investments during year ...................................                    309,270
 Net change in unrealized appreciation/(depreciation) of investments during year                    (243,047)
                                                                                                  ----------
 Net realized and unrealized gain on investments ................................                     66,223
                                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................                 $3,809,325
                                                                                                  ==========

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.


                      STATEMENT OF CHANGES IN NET ASSETS



                                                                                    Year              Year
                                                                                   Ended             Ended
                                                                                  12/31/98          12/31/97
                                                                              ---------------   ---------------
  Net investment income ...................................................    $  3,743,102      $  3,827,095
  Net realized gain on investments ........................................         309,270            26,332
  Net change in unrealized appreciation/(depreciation) of investments .....        (243,047)          651,852
                                                                               ------------      ------------
  Net increase in net assets resulting from operations ....................       3,809,325         4,505,279
  Dividends to shareholders from net investment income ....................      (3,716,696)       (3,827,095)
  Distributions to shareholders in excess of net investment income ........              --            (7,326)
                                                                               ------------      ------------
  Net increase in net assets ..............................................          92,629           670,858
NET ASSETS:
  Beginning of year .......................................................      54,200,899        53,530,041
                                                                               ------------      ------------
  End of year .............................................................    $ 54,293,528      $ 54,200,899
                                                                               ============      ============
  Undistributed net investment income at end of year ......................    $    127,622      $    101,216
                                                                               ============      ============

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.


                             FINANCIAL HIGHLIGHTS

   Selected data for each share of capital stock outstanding throughout each year:



                                                                       Year          Year
                                                                      Ended         Ended
                                                                       1998          1997
                                                                  ------------- -------------
Per Share Operating Performance
Net asset value at beginning of year ............................   $  16.11      $   15.91
 Net investment income ..........................................       1.11           1.18
 Net realized and unrealized gain/(loss) on investment
   transactions .................................................       0.03           0.16
                                                                    --------      ---------
 Total from investment operations ...............................       1.14           1.34
Less distributions
 Dividends from net investment income ...........................      ( 1.11)       ( 1.14)
 Dividends in excess of net investment income ...................          --          --(a)
                                                                    ---------     ---------
 Total distributions ............................................      ( 1.11)       ( 1.14)
                                                                    ---------     ---------
Net asset value at end of year ..................................   $  16.14      $   16.11
                                                                    =========     =========
Per share market value, end of year .............................   $  15.125     $  14.875
Total Return:
 Per share market value .........................................      10.46  %      11.03  %
Ratios and Supplemental Data
 Net assets, end of year (thousands) ............................   $  54,294     $  54,201
 Ratio of net operating expenses to average net assets ..........       0.91  %       0.94  %
 Ratio of operating expense before fees paid indirectly .........       0.92  %       0.95  %
 Ratio of net investment income to average net assets ...........       6.86  %       7.18  %
 Portfolio turnover rate ........................................      72.04  %     199.52  %



                                                                       Year          Year          Year
                                                                      Ended         Ended         Ended
                                                                       1996          1995          1994
                                                                  ------------- ------------- -------------
Per Share Operating Performance
Net asset value at beginning of year ............................   $   16.79     $  15.20      $ 16.92
 Net investment income ..........................................        1.23         1.35         1.44
 Net realized and unrealized gain/(loss) on investment
   transactions .................................................      ( 0.84)        1.61         ( 1.71)
                                                                    ---------     --------      ---------
 Total from investment operations ...............................        0.39         2.96         ( 0.27)
Less distributions
 Dividends from net investment income ...........................      ( 1.23)       ( 1.34)       ( 1.45)
 Dividends in excess of net investment income ...................      ( 0.04)       ( 0.03)           --
                                                                    ---------     ---------     ---------
 Total distributions ............................................      ( 1.27)       ( 1.37)       ( 1.45)
                                                                    ---------     ---------     ---------
Net asset value at end of year ..................................   $   15.91     $  16.79      $ 15.20
                                                                    =========     =========     =========
Per share market value, end of year .............................   $  14.375     $  16.125     $ 14.875
Total Return:
 Per share market value .........................................       -3.32%       17.61  %      -11.09%
Ratios and Supplemental Data
 Net assets, end of year (thousands) ............................   $  53,658     $  56,109     $  50,250
 Ratio of net operating expenses to average net assets ..........       0.89  %       0.86  %       0.92  %
 Ratio of operating expense before fees paid indirectly .........       0.90  %       0.89  %          --
 Ratio of net investment income to average net assets ...........       7.73  %       8.07  %       8.76  %
 Portfolio turnover rate ........................................     166.30  %      48.75  %      28.28  %

 (a) Amount represents less than $0.01 per share.
                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                         NOTES TO FINANCIAL STATEMENTS

   Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.


1. SIGNIFICANT ACCOUNTING POLICIES:

   A summary of significant accounting policies followed by the Company, in preparation of its financial statements, follows. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

   Security Valuation: The Company's portfolio securities listed on an exchange are valued at the closing sales price taken from the exchange on which the security is primarily traded, or the last sales price on a national securities market. Securities traded in only the over-the-counter market are valued on the basis of the closing bid price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Short-term investments that have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Restricted securities and other assets are valued by or under the direction of the Company's Board of Directors.

   Investment Policy: At least 70% of the Company's total assets will be invested in: (i) debt securities which are rated at the time of purchase as Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or better; (ii) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (iii) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or a political subdivision thereof, such securities not to exceed 25% of the Company's total assets; (iv) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or BBB), or if not rated, are considered by the Company's investment adviser to be of investment quality comparable to securities described under item (i); (v) commercial paper considered by the Company's investment adviser to be of investment quality comparable to securities which may be purchased under item (i) above; and
   (vi) cash or cash equivalents.

   Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized daily on the accrual basis. Original issue discount is accreted using the effective yield method. Market discount and premiums on securities are not amortized or accreted.

   Dividends & Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains (including net short-term capital gains) are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Federal Income Tax: It is the Company's policy to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is applicable.

                       HATTERAS INCOME SECURITIES, INC.

2. PURCHASES AND SALES OF SECURITIES:

   Net realized gains or losses from investment transactions during the period have been computed using the first-in, first-out method for determining the cost of securities sold or matured. Purchases and sales (including maturities) of securities during the year ended December 31, 1998 are summarized as follows:



                                                                              Sales and
                                                             Purchases       Maturities
                                                          --------------   --------------
     Corporate Bonds ..................................    $16,258,320      $13,541,288
     U.S. Government and Agencies (Long-Term) .........     21,332,478       24,686,342
     Foreign Bonds ....................................        884,850          409,500
                                                           -----------      -----------
          Total .......................................    $38,475,648      $38,637,130
                                                           ===========      ===========

   At December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $971,150 of which $1,508,594 related to appreciated securities and $537,444 related to depreciated securities. The aggregate cost of investment securities owned for Federal income tax purposes was $52,175,701.


3. CAPITAL LOSS CARRYFORWARD:

   At December 31, 1998, approximately $1,331,100 was available to offset future capital gains of which $731,727 expires in 1999, $47,580 expires in 2000, $476,575 expires in 2002 and $75,218 expires in 2005. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.


4. MANAGEMENT AND INVESTMENT ADVISORY FEES AND OTHER
     RELATED PARTY TRANSACTIONS:

   The Company has entered into an investment advisory agreement ("Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of BankAmerica Corporation, a Delaware corporation. Under the terms of the Advisory Agreement, the Company pays NBAI an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of the year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the year ended December 31, 1998.

   The Company and NBAI have entered into an investment sub-advisory agreement ("Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI, out of its advisory fee, a sub-advisory fee equal to an annual rate of 0.15% of the Company's average weekly net assets.

   NationsBank of Texas, N.A. ("NationsBank of Texas") served as the custodian of the Company's assets up to May 6, 1998. On that date, NationsBank of Texas merged into NationsBank, and NationsBank began serving as the custodian of the Company's assets. For the year ended December 31, 1998, NationsBank of Texas

                       HATTERAS INCOME SECURITIES, INC.

   and NationsBank received $5,061 for their services. The Bank of New York ("BONY") served as sub-custodian for the Company. The Company earns a credit on daily cash balances held at BONY. The earnings credit is applied to the monthly custody fee. For the year ended December 31, 1998, the earnings credit was $6,706.

   ChaseMellon Shareholder Services ("ChaseMellon") serves as transfer agent and dividend disbursing agent for the Company.

   No officer, director or employee of NationsBank, NBAI, TradeStreet, BONY, or ChaseMellon, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays the Chairman an annual fee of $11,000 and each other director an annual fee of $7,000.


   5. SUBSEQUENT EVENT

   On or about February 1, 1999, BONY began serving as the custodian for the Company's assets and is providing the same services as were previously provided by NationsBank. There is no longer a sub-custodian for the Company.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Hatteras Income Securities, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hatteras Income Securities, Inc. (the "Company") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 5, 1999

                       HATTERAS INCOME SECURITIES, INC.


                          DIVIDEND REINVESTMENT PLAN


Dividend Reinvestment Plan

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.


Participation

     Shareholders of record will receive their dividends in cash unless they have instructed ChaseMellon (the "Plan Agent") in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.


Pricing of Dividends and Distributions

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or (ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.


No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.


Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, (800) 851-9677.